UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report: June 29, 2011

(Date of earliest event reported)

KODIAK OIL & GAS CORP.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-32920

Yukon Territory	N/A
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

1625 Broadway, Suite 250

Denver, Colorado 80202

(Address of principal executive offices, including zip code)

(303) 592-8075

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On May 26, 2011, Kodiak Oil & Gas Corp. (the “Company”) filed a Current Report on Form 8-K reporting, among other things, its entry on May 20, 2011 into a Purchase and Sale Agreement (the “Purchase Agreement”) by and among the Company, its wholly-owned subsidiary Kodiak Oil & Gas (USA) Inc. (the “Subsidiary”), and a private, unaffiliated oil and gas limited liability company (the “Seller”), under which the Subsidiary has agreed, among other things, to acquire from the Seller certain oil and gas leasehold and producing properties located in the State of North Dakota (“Divested Properties”) and various other related permits, contracts, equipment, and other assets (the “Acquisition”).  The Company is filing this Current Report on Form 8-K to provide a historical statement of revenues and direct operating expenses of the Divested Properties and certain pro forma financial information giving effect to the Acquisition.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.

The statement of revenues and direct operating expenses of Ursa Resources Group LLC properties to be divested for the period of January 20, 2011 (Inception) to March 31, 2011 is attached hereto as Exhibit 99.1 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three month period ended March 31, 2011 are attached  hereto as Exhibit 99.2 and incorporated herein by reference.

These unaudited pro forma condensed consolidated financial statements are not necessarily indicative of the financial position or results of operations that would have occurred had the Acquisition been effected on the assumed dates.  Additionally, future results may vary significantly from the results reflected in the unaudited pro forma condensed consolidated statement of operations due to normal production declines, changes in prices, future transactions, and other factors.

(c) Exhibits.

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Statement of revenues and direct operating expenses of Ursa Resources Group LLC Properties to be Divested for the period of January 20, 2011 (Inception) to March 31, 2011

Exhibit 99.2	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three month period ended March 31, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KODIAK OIL & GAS CORP.

	By:	/s/ James P. Henderson
James P. Henderson
Chief Financial Officer

Date: June 29, 2011

EXHIBIT INDEX

Exhibit 23.1	Consent of PricewaterhouseCoopers LLP

Exhibit 99.1	Statement of revenues and direct operating expenses of Ursa Resources Group LLC Properties to be Divested for the period of January 20, 2011 (Inception) to March 31, 2011

Exhibit 99.2	Unaudited pro forma condensed consolidated balance sheet as of March 31, 2011 and the unaudited pro forma condensed consolidated statement of operations for the three month period ended March 31, 2011